Share-based payment plans	9 Months Ended
Sep. 30, 2020
Share-Based Payment Arrangements [Abstract]
Share-based payment plans	Share-based payment plans
The expense recognized for employee and other services received during the nine months ended September 30, 2020 arising from equity-settled share-based payment transactions was $1,813,000 (nine months ended September 30, 2019: $1,279,000).
The breakdown is as follows:

	Nine months ended September 30,
	2019	2020
	(in thousands)
Cost of revenue	$7	$13
Research and development	$371	$748
Sales and marketing	$182	$339
General and administrative	$719	$713
Total	$1,279	$1,813
During the nine months ended September 30, 2020, the board of directors granted 1,102,400 restricted share awards (RSA). RSA vest over four years, with either 25% vesting after the one-year anniversary of the grant or 50% vesting after the two-year anniversary, and the remaining portion of the grant vesting quarterly over the remaining years. In June 2020, following approval at the annual meeting of shareholders, 252,000 warrants were issued to members of the board of directors at an exercise price of $1.51 per ordinary share. The warrants vest one third annually over three years.
During the nine months ended September 30, 2020, 375,731 stock options, restricted shares and warrants were canceled. During this period, 24,828 stock options were exercised resulting in the issuance of 24,828 ordinary shares and an increase of nominal capital of $540 and an increase of share premium of $31,425. During the nine months ended September 30, 2020, 620,508 restricted shares vested and were issued as ordinary shares.